Exhibit 32.1

Certification pursuant to

18 U.S.C. Section 1350,

as Adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the special financial report of KBS Real Estate Investment Trust, Inc. (“KBS”) on Form 10-K for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles J. Schreiber, Jr., Chairman of the Board and Chief Executive Officer of KBS, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KBS.

April 4, 2006

/s/ CHARLES J. SCHREIBER, JR.
Charles J. Schreiber, Jr.
Chairman of the Board, Chief Executive Officer and Director